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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Price/Costco, Inc.'s previously filed Registration Statement File No. 33-50799.

                                          Arthur Andersen LLP

Seattle, Washington
November 14, 1994